EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the Director of Finance of AML Communications, Inc. (the “Company”), hereby certify, to the best of my knowledge, that:

•                                  the Quarterly Report of the Company on Form 10-QSB/A for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 18, 2005

/s/ Susan J. Kelley
Susan J. Kelley, Formerly: Susan J. Fite

Director of Finance and Principal Accounting Officer